SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 17, 2003

(Date of report)

OLD SECOND BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

0-10537	36-3143493
(Commission File Number)	(IRS Employer Identification No.)

37 South River Street

Aurora, Illinois  60507

(Address of principal executive offices)(Zip Code)

(630) 892-0202

(Registrant’s telephone number, including area code)

Item 5.  Other Events

                On January 17, 2003, the Registrant announced diluted earnings of 69 cents per share for the fourth quarter of 2002. A copy of the press release distributed by the Registrant is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                                (a)           Financial Statements of Business Acquired.

                                                                None.

                                                (b)           Pro Forma Financial Information.

                                                                None.

                                                (c)           Exhibits.

                                                                99.1         Press Release dated January 17, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD SECOND BANCORP, INC.
(Registrant)

	By:	/s/ J. Douglas Cheatham
Date: January 17, 2003		J. Douglas Cheatham
Senior Vice President and Chief Financial Officer